UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 18, 2008

GREATER COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

NEW JERSEY	000-14294	22-2545165
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 UNION BOULEVARD, TOTOWA, NJ		07512
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	973-942-1111

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

The Registrant issued a press release on March 19, 2008 announcing the declaration of a cash dividend of $0.145 per share payable on April 30, 2008 to shareholders of record on April 18, 2008, the full text of which, filed as Exhibit 99.1 with this Current Report on Form 8-K, is hereby incorporated by reference in response to this Item.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.  The following exhibit is being filed with this Report and is attached hereto:

Exhibit	Description of Exhibit

99.1	Press Release issued by the Registrant on March 19, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER COMMUNITY BANCORP
(Registrant)

Date: March 19, 2008	/s/ Stephen J. Mauger
Stephen J. Mauger
Senior Vice President, Treasurer and
Chief Financial Officer